SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest Event
Reported):          26-Dec-01

Credit Suisse First Boston Mortgage Securities Corp.,
Mortgage-Backed Pass-Through Certificates, Series 2001-28

(Exact name of registrant as specified in its charter)


Delaware            333-61840              13-3320910
(State or Other     (Commission            (I.R.S. Employer
Jurisdiction        File Number)           Identification No.)
of Incorporation)


        11 Madison Avenue
        New York, New York                    10010
        (Address of Principal               (Zip Code)
        Executive Offices)

Registrant's telephone number, including area code     (212) 325-2000


Item 5. Other Events.

On behalf of CSFB Mortgage Acceptance Corp.,
Series 2001-28 Mortgage Pass-Through Certificates, a Trust created pursuant to the Pooling and Servicing Agreement, dated November 1, 2001 by Bank One, as trustee for the Trust, the Trustee has caused to be filed with the
Commission, the Monthly Report dated          26-Dec-01
The Monthly Report is filed pursuant to and in accordance with (1) numerous no-action letters (2) current Commission policy in the area. The filing of the Monthly Report will occur subsequent to each monthly distribution to the holders of the Certificates, Due December 25, 2031.

A.      Monthly Report Information:
        See Exhibit No. 1

B.      Have any deficiencies occurred?   NO.
                    Date:
                    Amount:

C.      Item 1: Legal Proceedings:         NONE

D.      Item 2: Changes in Securities:     NONE

E. Item 4: Submission of Matters to a Vote of Certifi-cateholders: NONE

F.      Item 5: Other Information - Form 10-Q, Part II -
        Items 1,2,4,5 if applicable:  NOT APPLICABLE


Item 7.  Monthly Statements and Exhibits

Information and Exhibits.

Exhibit No. 1

Credit Suisse First Boston Mortgage Securities Corp.,
Mortgage-Backed Pass-Through Certificates, Series 2001-28

STATEMENT TO CERTIFICATEHOLDERS

DISTRIBUTION SUMMARY

         Beginning                          Principal   Remaining
Class     Balance    Principal   Interest      Loss      Balance
IA1        204407274     2335499     470137           0   202071775
IA2        204407274N/A              977748N/A            202071775
IA3         19781350      226016N/A                   0    19555334
IIA1        57521925      435724     334404           0    57086201
IX          22328724N/A              144206N/A             22021549
IP           8269788       40643N/A                   0     8229145
PP**             100           0      16741           0         100
IB1          8842729       20429      57109           0     8822300
IB2          2286912        5283      14770           0     2281629
IB3          1524608        3522       9846           0     1521086
IB4           762304        1761       4923           0      760543
IB5           457382        1057       2954           0      456325
IB6          1067229        2466       6893           0     1064764
AR               100         100          1           0           0
TOTAL:     304921702     3072499    2039732           0   301849203

         Beginning
        Current Prin Principal              Remaining
Class      Amount   Distribution Interest    Balance
IA1       1000.00000    11.42571    2.30000   988.57429
IA2       1000.00000     0.00000    4.78333   988.57429
IA3       1000.00000    11.42571    0.00000   988.57429
IIA1      1000.00000     7.57491    5.81351   992.42509
IX        1000.00000     0.00000    6.45833   986.24306
IP        1000.00000     4.91468    0.00000   995.08532
PP**      1000.00000     0.00000167414.0000  1000.00000
IB1       1000.00000     2.31021    6.45833   997.68979
IB2       1000.00000     2.31022    6.45833   997.68978
IB3       1000.00000     2.31021    6.45834   997.68979
IB4       1000.00000     2.31022    6.45833   997.68978
IB5       1000.00000     2.31021    6.45834   997.68979
IB6       1000.00000     2.31021    6.45835   997.68979
AR        1000.00000  1000.00000    6.50000     0.00000

                                SIGNATURES
Pursuant to the requirements of the Securities
Exchange Act of 1934, the registrant has duly caused this
report to be signed on its behalf by the
undersigned hereunto duly authorized.
                                CSFB MORTGAGE ACCEPTANCE CORP.
                    By: /s/ Mary Fonti
                    Name:       Mary Fonti
                    Title:      Trust Officer
                                Bank One

        Dated:          12/31/01